HarborView Mortgage Pass-Through Certificates

Series 2004-8

Preliminary Marketing Materials

$879,416,000 (Approximate)

Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: September 29, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-8

Mortgage Pass-Through Certificates, Series 2004-8

$879,416,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A-1	$451,757,000			Floater (3)	Senior Floater	AAA/Aaa
2-A-1	$250,000,000	3.67 / 4.02	1-116 / 1-475	Net WAC (4)	Senior Variable	AAA/Aaa
2-A-2	$200,000,000	3.67 / 4.02	1-116 / 1-475	Floater (5)	Senior Floater	AAA/Aaa
2-A-3A	$224,375,000	3.67 / 4.02	1-116 / 1-475	Floater (6)	Super Senior Floater	AAA/Aaa
2-A-3B	$39,600,000	3.67 / 4.02	1-116 / 1-475	Floater (6)	Senior Mez Floater	AAA/Aaa
3-A	$165,441,000	3.65 / 3.99	1-116 / 1-359	Net WAC (7)	Senior Variable	AAA/Aaa
X(8)	Notional	N/A	N/A	Variable	Senior	AAA/Aaa
A-R	$100	Not Marketed Hereby		Variable	Senior/Residual	AAA/Aaa
B-1	$26,308,000			Floater (9)	Subordinate Floater	AA/Aa2
B-2	$20,620,000			Floater (9)	Subordinate Floater	A/A2
B-3	$15,643,000			Floater (9)	Subordinate Floater	BBB/Baa2
B-4	$9,954,000	Privately Offered Certificates			Subordinate Floater	BB/Ba2
B-5	$13,510,000				Subordinate Floater	B/NR
B-6	$4,986,552				Subordinate Floater	NR/NR
Total	1,422,194,652

(1)

Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A-1, Class 2-A-2, Class 2-A-3A and Class 2-A-3B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).   Distributions on the Class 3-A will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 3 Mortgage Loans”).  Distributions on the Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans, Group 2 Mortgage Loans and Group 3 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 2-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B and Class 3-A Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4)

For every Distribution Date, the interest rate for each of the Class 2-A-1 Certificates will be equal to the Net WAC Cap of the related Mortgage Loan Group.

(5)

For every Distribution Date, the interest rate for each of the Class 2-A-2 Certificates will be equal to the lesser of (i) 12 month MTA plus the related margin and (ii) the related Net WAC Cap.

(6)

On each Distribution Date, the Certificate Interest Rate for the Class 2-A-3A and Class 2-A-3B Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(7)

For every Distribution Date, the interest rate for each of the Class 3-A Certificates will be equal to the Net WAC Cap of the related Mortgage Loan Group.

(8)

The Class X Certificates will consist of one interest only component and three principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(9)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation and Washington Mutual Bank, FA.

Custodian:

Deutsche Bank National Trust Company.

Trustee:

[U.S. Bank National Association].

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2004.

Expected Pricing Date:

October [1], 2004.

Closing Date:

On or about October 29, 2004.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3A, 2-A-3B and Class 3-A (collectively the “Class A Certificates”), the Class X Certificates and Class A-R Certificate.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 2-A-1, Class 2-A-2, Class 2-A-3A, 2-A-3B and Class 3-A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A-1, Class 2-A-3A, Class 2-A-3B, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 2-A-1, Class 2-A-2, Class 3-A, Class A-R and Class X and Class  will include [28] days of accrued interest.

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A-1, Class 2-A-3A, Class 2-A-3B, Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class 2-A-1, Class 2-A-2, Class 3-A Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of September 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $1,422,194,652 (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Statistical Cut-off Date of approximately $482,647,059.  All of the Group 1 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”) or (iii) 1 Month LIBOR (“One-Month LIBOR”).

The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years, with an aggregate principal balance as of the Statistical Cut-off Date of approximately $762,796,988.  All of the Group 2 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) or (ii) the weighted average cost of funds of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”).

The “Group 3 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years with an aggregate principal balance as of the Statistical Cut-off Date of approximately $176,753,605.  All of the Group 3 Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of 1 Month LIBOR (“One-Month LIBOR”).

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.40]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in November 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2004 – October 2014

0% Pro Rata Share

November 2014 – October 2015

30% Pro Rata Share

November 2015 – October 2016

40% Pro Rata Share

November 2016 – October 2017

60% Pro Rata Share

November 2017 – October 2018

80% Pro Rata Share

November 2018 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses [(inclusive of bankruptcy, special hazard and fraud losses)] on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A-1Certificates and the group 1 principal only component of the Class  Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A-1, Class 2-A-2, Class 2-A-3A and Class 2-A-3B Certificates and the group 2 principal only component of the Class  Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2-A-3A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A-3B Certificates until its class principal balance has been reduced to zero.

(c)

any realized losses remaining on the Group 3 Mortgage Loans to the Class 3-A Certificates and the group 3 principal only component of the Class  Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B and Class 3-A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net WAC Cap” for the Subordinate Certificates the weighted average of the Net Mortgage Rates of the Group 1 Mortgage loans, Group 2 Mortgage Loans and Group 3 Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Carryover Shortfall

Amount:

The Class 1-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B, Class B-1, Class B-2 and Class B-3 Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the IO component of the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B and Class 3-A Certificates and for any Distribution Date equals (x) the Net Mortgage Rates of the related Mortgage Loans less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related mortgage loan group for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the  Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date and (C) weighted average of the Net Mortgage Rates of the Group 3 Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 3 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 3 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B, Class 3-A and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates (other than the Class X Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the principal only component in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of the Class 2-A-3A and Class 2-A-3B Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the Class 2-A-3A and Class 2-A-3B Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in May 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 2-A-3A or Class 2-A-3B Certificates (allocated pro rata based on class principal balance), as applicable.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	263,975,000	N/A	44	126,226,344	9.300470	87	54,736,087	9.300890
2	258,275,907	9.612480	45	123,573,508	9.610470	88	53,675,454	9.300910
3	254,375,041	9.302500	46	120,969,872	9.300450	89	52,634,897	9.942360
4	250,533,885	9.302610	47	118,694,447	9.300450	90	51,614,041	9.300930
5	246,751,463	10.299430	48	116,442,468	9.610480	91	50,612,517	9.610980
6	243,026,818	9.302820	49	114,232,648	9.300470	92	49,629,963	9.300960
7	239,359,006	9.613030	50	112,064,202	9.610500	93	48,666,025	9.611000
8	235,744,653	9.303040	51	109,936,362	9.300490	94	47,720,355	9.300990
9	232,178,206	9.613250	52	107,848,372	9.300500	95	46,792,610	9.301000
10	228,666,135	9.303260	53	105,799,492	10.296990	96	45,882,456	9.611050
11	225,197,241	9.303370	54	103,788,995	9.300520	97	44,989,562	9.301030
12	221,767,755	9.613600	55	101,816,168	9.610550	98	44,113,607	9.611080
13	218,361,498	9.303590	56	99,879,142	9.300540	99	43,254,273	9.301050
14	215,002,338	9.613830	57	97,978,367	9.610570	100	42,411,249	9.301070
15	211,694,892	9.303820	58	96,113,233	9.300560	101	41,584,229	10.297630
16	208,412,916	9.303660	59	94,282,384	9.300570	102	40,772,914	9.301100
17	205,177,693	10.300260	60	92,485,882	9.610600	103	39,977,009	9.611150
18	201,992,450	9.303260	61	90,723,088	9.300590	104	39,196,227	9.301120
19	198,856,367	9.613160	62	88,993,374	9.610620	105	38,430,283	9.611180
20	195,766,530	9.302860	63	87,296,126	9.300610	106	37,678,899	9.301150
21	192,718,152	9.612750	64	85,630,738	9.300620	107	36,941,804	9.301170
22	189,716,787	9.302460	65	83,996,618	10.297130	108	36,218,728	9.611220
23	186,752,795	9.302270	66	82,393,183	9.300640	109	35,509,409	9.301200
24	183,823,404	9.612140	67	80,810,394	9.610670	110	34,813,590	9.611250
25	180,914,575	9.301880	68	79,257,430	9.300660	111	34,131,016	9.301230
26	178,046,439	9.611750	69	77,733,735	9.610700	112	33,461,441	9.301240
27	175,222,955	9.301500	70	76,238,763	9.300690	113	32,804,619	10.297820
28	172,443,385	9.301310	71	74,771,979	9.300700	114	32,160,312	9.301270
29	169,707,003	10.297670	72	73,332,855	9.610730	115	31,528,284	9.611330
30	167,013,096	9.300930	73	71,920,876	9.300720	116	30,908,306	9.301300
31	164,266,369	9.610790	74	70,535,536	9.610760	117	30,300,151	9.611360
32	161,021,552	9.300740	75	69,176,337	9.300740	118	29,703,598	9.301330
33	157,832,358	9.610740	76	67,842,791	9.300760	119	29,118,428	9.301350
34	154,701,062	9.300700	77	66,534,420	10.297280	120	28,544,427	9.611410
35	151,620,790	9.300670	78	65,250,753	9.300780	121	27,981,387	9.301380
36	148,587,664	9.610670	79	63,991,329	9.610820	122	27,429,101	9.611440
37	145,609,748	9.300630	80	62,755,696	9.300810	123	26,887,366	9.301410
38	142,686,034	9.610630	81	61,543,408	9.610850	124	26,355,986	9.301430
39	139,815,534	9.300580	82	60,354,030	9.300830	125	25,834,765	10.298030
40	136,997,278	9.300560	83	59,187,135	9.300840	126	25,323,512	9.301460
41	134,230,313	9.941950	84	58,042,301	9.610880	127	24,822,039	9.611520
42	131,513,705	9.300510	85	56,919,117	9.300870
43	128,846,534	9.610510	86	55,817,178	9.610910

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)

a)

from the Group 1 Mortgage Loans, to the Class A-R Certificates, Class 1-A-1Certificates and group 1 principal-only component of the Class X Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class X Certificates) has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first to the Class 2-A-1, Class 2-A-2, Class 2-A-3A and Class 2-A-3B Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

c)

from the Group 3 Mortgage Loans, first to the Class 3-A Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 3 principal-only component of the Class  X Certificates, until the principal balance of the related principal-only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

Class 1-A-1, Class 2-A-2, Class 2-A-3A, Class 2-A-3B and Subordinate Certificates (on a pro rata basis), to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the interest only component of the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan group will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)(1)

Class 2-A-1To Optional Call Date
103-04+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.92	4.87	3.67	2.34	1.64
MDUR (yr)	5.68	4.22	3.30	2.19	1.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	151	116	75	54

Class 2-A-1To Maturity
103-04+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.34	5.28	4.02	2.57	1.80
MDUR (yr)	5.89	4.47	3.54	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	475	475	475	475

Class 2-A-2 To Optional Call Date
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.92	4.87	3.67	2.34	1.64
MDUR (yr)	6.05	4.40	3.39	2.21	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	151	116	75	54

Class 2-A-2 To Maturity
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.34	5.28	4.02	2.57	1.80
MDUR (yr)	6.31	4.68	3.64	2.40	1.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	475	475	475	475

* Balances are shown as of September 1, 2004

Yield Tables (%)*

Class 2-A-3A To Optional Call Date
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.92	4.87	3.67	2.34	1.64
MDUR (yr)	6.07	4.41	3.40	2.21	1.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	151	116	75	54

Class 2-A-3A To Maturity
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.34	5.28	4.02	2.57	1.80
MDUR (yr)	6.35	4.70	3.66	2.41	1.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	475	475	475	475

Class 2-A-3B To Optional Call Date
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.92	4.87	3.67	2.34	1.64
MDUR (yr)	6.05	4.40	3.39	2.21	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	151	116	75	54

Class 2-A-3B To Maturity
100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.34	5.28	4.02	2.57	1.80
MDUR (yr)	6.32	4.68	3.65	2.41	1.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	475	475	475	475	475

* Balances are shown as of September 1, 2004

Yield Tables (%)(1)

Class 3-A To Optional Call Date
103-14+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.85	4.83	3.65	2.33	1.64
MDUR (yr)	5.66	4.21	3.30	2.19	1.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	207	151	116	75	54

Class 3-A To Maturity
103-14+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.27	5.23	3.99	2.56	1.79
MDUR (yr)	5.87	4.46	3.53	2.39	1.73
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

* Balances are shown as of September 1, 2004

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A-3A and Class 2-A-3B Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA, COFI and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$1,422,194,652
Number Of Loans:	3,941

			Minimum		Maximum
Average Current Balance:	$360,872		$19,457		$5,987,837
Average Original Balance:	$361,175		$19,500		$6,000,000

Weighted Average Current Mortgage Rate:	2.377%		1.000%		5.500%
Weighted Average Lpmi Fee:	0.011%		0.000%		1.500%
Weighted Average Gross Margin:	2.745%		1.300%		4.125%
Weighted Average Maximum Mortgage Rate:	10.134%		7.700%		19.900%

Weighted Average Original Ltv Ratio:	72.73%		7.52%		95.00%

Weighted Average Negative Amortization Limit:	114.54%		110.00%		125.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%
Weighted Average Recast Frequency:	60		60		60

Weighted Average Credit Score:	708		596		842

Weighted Average Original Term:	360	months	360	months	480	months
Weighted Average Remaining Term:	358	months	349	months	475	months

Weighted Average Months To Roll:	1	months	1	months	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Dec 01, 2003		Nov 01, 2004
Maturity Date:			Nov 01, 2033		May 01, 2044

Top State Concentrations ($):	62.74 % California, 8.88 % Florida, 3.45 % Colorado

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	The Cutoff Date	The Cutoff Date
MTA	3,221	1,158,288,202.39	81.44
LIBOR	706	258,551,978.17	18.18
COST OF FUNDS	14	5,354,471.29	0.38
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	The Cutoff Date	The Cutoff Date
19,457 - 50,000	17	669,065.89	0.05
50,001 - 100,000	168	13,755,129.52	0.97
100,001 - 150,000	415	52,960,104.38	3.72
150,001 - 200,000	496	87,289,942.69	6.14
200,001 - 250,000	466	105,092,921.29	7.39
250,001 - 300,000	464	128,320,728.54	9.02
300,001 - 350,000	411	134,267,052.59	9.44
350,001 - 400,000	333	125,177,097.65	8.80
400,001 - 450,000	248	105,973,010.22	7.45
450,001 - 500,000	163	77,691,003.69	5.46
500,001 - 550,000	141	74,195,013.59	5.22
550,001 - 600,000	135	77,929,579.27	5.48
600,001 - 650,000	134	85,275,310.37	6.00
650,001 - 700,000	61	41,348,010.08	2.91
700,001 - 750,000	53	38,710,043.34	2.72
750,001 - 800,000	35	27,301,174.38	1.92
800,001 - 850,000	32	26,355,402.49	1.85
850,001 - 900,000	21	18,611,433.26	1.31
900,001 - 950,000	20	18,452,625.66	1.30
950,001 - 1,000,000	50	49,539,204.41	3.48
1,000,001 - 1,050,000	6	6,147,724.22	0.43
1,050,001 - 1,100,000	3	3,287,500.00	0.23
1,100,001 - 1,150,000	4	4,454,866.75	0.31
1,150,001 - 1,200,000	10	11,906,113.18	0.84
1,200,001 - 1,250,000	4	4,881,705.85	0.34
1,250,001 - 1,300,000	6	7,668,850.70	0.54
1,300,001 - 1,350,000	3	3,985,975.05	0.28
1,350,001 - 1,400,000	1	1,376,560.69	0.10
1,400,001 - 1,450,000	1	1,427,011.56	0.10
1,450,001 - 1,500,000	9	13,448,215.30	0.95
> 1,500,000	31	74,696,275.24	5.25
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.000 - 1.000	7	3,272,500.00	0.23
1.001 - 1.250	1,819	655,700,933.37	46.10
1.251 - 1.500	5	3,376,870.00	0.24
1.501 - 1.750	655	191,406,263.80	13.46
1.751 - 2.000	7	1,989,203.60	0.14
2.001 - 2.250	168	53,120,289.01	3.74
2.251 - 2.500	1	134,320.00	0.01
2.501 - 2.750	21	7,596,353.22	0.53
2.751 - 3.000	24	6,747,200.22	0.47
3.001 - 3.250	15	8,384,722.87	0.59
3.251 - 3.500	50	12,373,213.68	0.87
3.501 - 3.750	57	28,249,951.65	1.99
3.751 - 4.000	327	145,937,925.06	10.26
4.001 - 4.250	352	145,258,896.97	10.21
4.251 - 4.500	285	100,035,538.61	7.03
4.501 - 4.750	117	42,317,281.38	2.98
4.751 - 5.000	22	13,606,391.67	0.96
5.001 - 5.250	2	905,978.56	0.06
5.251 - 5.500	7	1,780,818.18	0.13
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
360	3,938	1,420,862,459.73	99.91
480	3	1,332,192.12	0.09
Total	3,941	1,422,194,651.85	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
349	1	359,102.72	0.03
352	1	450,312.10	0.03
353	7	3,825,884.96	0.27
354	69	27,268,836.16	1.92
355	83	32,334,785.03	2.27
356	153	62,405,171.85	4.39
357	316	147,747,604.73	10.39
358	717	274,317,163.45	19.29
359	2,246	757,281,379.73	53.25
360	345	114,872,219.00	8.08
475	3	1,332,192.12	0.09
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Single Family	2,443	895,406,640.79	62.96
PUD	791	305,199,966.93	21.46
Condominium	504	149,657,316.19	10.52
Two-Four Family	203	71,930,727.94	5.06
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Purchase	1,663	661,284,407.50	46.50
Cash Out Refinance	1,416	491,721,603.79	34.57
Rate/Term Refinance	862	269,188,640.56	18.93
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Primary	3,094	1,197,599,233.48	84.21
Investor	680	164,834,448.23	11.59
Second Home	167	59,760,970.14	4.20
Total	3,941	1,422,194,651.85	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Reduced Documentation	2,095	826,580,710.80	58.12
Full Documentation	1,082	344,495,011.53	24.22
Alternative Documentation	439	120,264,376.59	8.46
No Income Verification	230	93,103,911.77	6.55
Stated Documentation	86	34,052,075.56	2.39
Limited Documentation	3	2,091,907.91	0.15
Other	4	979,769.69	0.07
No Documentation	1	462,265.99	0.03
No Income / No Asset	1	164,622.01	0.01
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	The Cutoff Date	The Cutoff Date
No Silent Seconds	3,232	1,137,070,542.28	79.95
Silent Second	709	285,124,109.57	20.05
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.300 - 1.500	4	1,151,854.00	0.08
1.501 - 1.750	24	9,854,401.24	0.69
1.751 - 2.000	29	12,749,965.27	0.90
2.001 - 2.250	104	42,563,606.07	2.99
2.251 - 2.500	499	210,924,282.53	14.83
2.501 - 2.750	1,456	553,375,893.88	38.91
2.751 - 3.000	1,047	335,830,911.11	23.61
3.001 - 3.250	485	176,010,069.07	12.38
3.251 - 3.500	189	50,669,328.77	3.56
3.501 - 3.750	64	19,850,845.63	1.40
3.751 - 4.000	28	6,249,722.82	0.44
4.001 - 4.125	12	2,963,771.46	0.21
Total	3,941	1,422,194,651.85	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
7.700 - 7.750	1	242,800.00	0.02
8.751 - 9.000	17	6,787,162.97	0.48
9.251 - 9.500	2	718,126.70	0.05
9.501 - 9.750	1	638,054.06	0.04
9.751 - 10.000	3,651	1,310,086,659.59	92.12
10.001 - 10.250	25	12,273,122.96	0.86
10.251 - 10.500	5	1,569,034.22	0.11
10.501 - 10.750	2	559,929.62	0.04
10.751 - 11.000	1	120,828.98	0.01
11.001 - 11.250	26	9,917,278.27	0.70
11.751 - 12.000	5	1,639,583.56	0.12
12.001 - 12.250	4	1,260,104.20	0.09
12.251 - 12.500	169	67,378,514.71	4.74
12.751 - 13.000	7	1,950,619.27	0.14
13.501 - 13.750	1	194,439.60	0.01
19.751 - 19.900	24	6,858,393.14	0.48
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
7.52 - 10.00	1	48,850.00	0.00
10.01 - 15.00	2	69,875.13	0.00
15.01 - 20.00	2	1,067,917.61	0.08
20.01 - 25.00	9	1,784,487.08	0.13
25.01 - 30.00	8	1,805,951.78	0.13
30.01 - 35.00	24	6,652,173.63	0.47
35.01 - 40.00	29	7,367,387.26	0.52
40.01 - 45.00	41	14,101,867.99	0.99
45.01 - 50.00	71	31,491,513.46	2.21
50.01 - 55.00	114	51,911,199.29	3.65
55.01 - 60.00	139	66,907,435.46	4.70
60.01 - 65.00	255	110,714,635.80	7.78
65.01 - 70.00	441	163,428,872.62	11.49
70.01 - 75.00	716	284,843,569.02	20.03
75.01 - 80.00	1,854	622,865,081.55	43.80
80.01 - 85.00	29	7,762,258.43	0.55
85.01 - 90.00	98	26,906,485.69	1.89
90.01 - 95.00	108	22,465,090.05	1.58
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
110.00	445	170,360,906.48	11.98
115.00	3,460	1,231,901,817.55	86.62
125.00	36	19,931,927.82	1.40
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
596 - 600	2	707,323.84	0.05
601 - 625	70	21,090,096.89	1.48
626 - 650	366	121,175,719.82	8.52
651 - 675	629	213,258,139.77	15.00
676 - 700	816	313,088,465.84	22.01
701 - 725	687	261,616,362.36	18.40
726 - 750	562	198,927,641.96	13.99
751 - 775	500	186,639,535.82	13.12
776 - 800	268	94,096,171.71	6.62
801 - 825	40	11,449,593.84	0.81
826 - 842	1	145,600.00	0.01
Total	3,941	1,422,194,651.85	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	The Cutoff Date	The Cutoff Date
N/A	2,339	946,785,612.93	66.57
3	2	664,408.90	0.05
12	175	75,720,998.42	5.32
36	1,329	361,558,475.69	25.42
60	96	37,465,155.91	2.63
Total	3,941	1,422,194,651.85	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
California	2,061	892,216,515.75	62.74
Florida	430	126,256,636.80	8.88
Colorado	177	49,104,069.84	3.45
Nevada	169	47,410,783.41	3.33
New Jersey	90	32,149,295.11	2.26
Washington	106	31,109,502.62	2.19
Illinois	62	21,263,044.66	1.50
Arizona	77	17,151,644.07	1.21
Massachusetts	48	16,762,152.97	1.18
Virginia	48	16,513,178.67	1.16
New York	35	15,087,277.47	1.06
Maryland	43	14,885,260.85	1.05
Hawaii	23	11,359,436.42	0.80
Oregon	48	10,962,325.09	0.77
Connecticut	39	10,603,631.26	0.75
Minnesota	45	10,028,926.97	0.71
Utah	43	9,924,635.36	0.70
Pennsylvania	46	9,869,071.87	0.69
Tennessee	36	9,054,329.69	0.64
Michigan	34	7,824,004.48	0.55
North Carolina	16	6,901,599.17	0.49
Texas	39	6,562,040.13	0.46
Georgia	27	6,457,036.59	0.45
Idaho	20	6,420,711.44	0.45
South Carolina	24	4,987,387.09	0.35
Indiana	22	4,421,789.42	0.31
Ohio	27	4,219,754.01	0.30
Missouri	12	2,911,882.50	0.20
Wisconsin	17	2,862,399.95	0.20
Rhode Island	12	2,819,394.68	0.20
Kentucky	17	2,486,154.09	0.17
New Mexico	5	1,767,400.00	0.12
New Hampshire	9	1,622,966.39	0.11
Alabama	6	1,529,673.68	0.11
Delaware	3	1,316,902.33	0.09
Louisiana	6	1,147,574.54	0.08
District of Columbia	2	971,000.00	0.07
Montana	2	616,571.54	0.04
Arkansas	2	550,625.90	0.04
Wyoming	1	516,000.00	0.04
Oklahoma	3	511,250.00	0.04
Kansas	3	497,750.00	0.03
Nebraska	3	253,678.67	0.02
West Virginia	2	171,704.96	0.01
Vermont	1	135,681.41	0.01
Total	3,941	1,422,194,651.85	100.00

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$482,647,059
Number Of Loans:	2,296

			Minimum		Maximum
Average Current Balance:	$210,212		$19,457		$560,000
Average Original Balance:	$210,337		$19,500		$560,000

Weighted Average Current Mortgage Rate:	2.276%		1.000%		5.500%
Weighted Average Lpmi Fee:	0.022%		0.000%		1.500%
Weighted Average Gross Margin:	2.803%		1.300%		4.125%
Weighted Average Maximum Mortgage Rate:	10.135%		7.700%		19.900%

Weighted Average Original LTV Ratio:	73.54%		7.52%		95.00%

Weighted Average Negative Amortization Limit:	114.44%		110.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%
Weighted Average Recast Frequency:	60		60		60

Weighted Average Credit Score:	708		600		842

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	353	months	360	months

Weighted Average Months To Roll:	1	months	1	months	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Apr 01, 2004		Nov 01, 2004
Maturity Date:			Mar 01, 2034		Oct 01, 2034

Top State Concentrations ($):	45.54 % California, 11.42 % Florida, 5.72 % Nevada

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	The Cutoff Date	The Cutoff Date
MTA	1,894	398,699,714.26	82.61
LIBOR	394	81,798,373.29	16.95
COST OF FUNDS	8	2,148,971.29	0.45
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	The Cutoff Date	The Cutoff Date
19,457 - 50,000	17	669,065.89	0.14
50,001 - 100,000	165	13,478,729.52	2.79
100,001 - 150,000	404	51,585,342.23	10.69
150,001 - 200,000	491	86,451,242.69	17.91
200,001 - 250,000	453	102,233,926.00	21.18
250,001 - 300,000	456	126,105,228.54	26.13
300,001 - 350,000	278	88,789,156.70	18.40
350,001 - 400,000	15	5,666,323.53	1.17
400,001 - 450,000	10	4,223,818.09	0.88
450,001 - 500,000	4	1,836,600.00	0.38
500,001 - 550,000	2	1,047,625.65	0.22
550,001 - 560,000	1	560,000.00	0.12
Total	2,296	482,647,058.84	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.000 - 1.000	3	671,500.00	0.14
1.001 - 1.250	1,012	217,849,939.77	45.14
1.251 - 1.500	2	508,920.00	0.11
1.501 - 1.750	444	86,787,292.01	17.98
1.751 - 2.000	6	1,238,203.60	0.26
2.001 - 2.250	127	23,704,724.87	4.91
2.251 - 2.500	1	134,320.00	0.03
2.501 - 2.750	14	2,168,319.99	0.45
2.751 - 3.000	17	3,895,100.00	0.81
3.001 - 3.250	10	2,198,453.09	0.46
3.251 - 3.500	40	8,080,188.50	1.67
3.501 - 3.750	20	4,791,568.37	0.99
3.751 - 4.000	138	31,853,501.92	6.60
4.001 - 4.250	169	38,686,316.77	8.02
4.251 - 4.500	198	41,713,932.25	8.64
4.501 - 4.750	78	14,719,184.35	3.05
4.751 - 5.000	12	2,603,188.59	0.54
5.251 - 5.500	5	1,042,404.76	0.22
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
360	2,296	482,647,058.84	100.00
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
353	1	129,045.39	0.03
354	37	8,400,860.20	1.74
355	37	8,302,088.72	1.72
356	78	17,167,912.10	3.56
357	161	36,422,409.25	7.55
358	398	85,730,141.92	17.76
359	1,380	283,908,350.26	58.82
360	204	42,586,251.00	8.82
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Single Family	1,378	286,577,434.19	59.38
PUD	442	94,867,378.90	19.66
Condominium	333	64,975,139.07	13.46
Two-Four Family	143	36,227,106.68	7.51
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Cash Out Refinance	866	187,152,405.54	38.78
Purchase	836	177,122,295.69	36.70
Rate/Term Refinance	594	118,372,357.61	24.53
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Primary	1,654	362,266,487.68	75.06
Investor	536	100,033,697.96	20.73
Second Home	106	20,346,873.20	4.22
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Reduced Documentation	1,090	232,396,907.37	48.15
Full Documentation	746	150,130,353.83	31.11
Alternative Documentation	318	64,101,664.26	13.28
No Income Verification	100	25,951,940.06	5.38
Stated Documentation	38	9,311,175.79	1.93
Other	3	590,395.52	0.12
No Income / No Asset	1	164,622.01	0.03
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	The Cutoff Date	The Cutoff Date
No Silent Seconds	1,944	407,941,284.11	84.52
Silent Second	352	74,705,774.73	15.48
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.300 - 1.500	3	481,100.00	0.10
1.501 - 1.750	14	3,165,157.93	0.66
1.751 - 2.000	15	2,945,036.50	0.61
2.001 - 2.250	46	9,975,671.89	2.07
2.251 - 2.500	236	53,527,071.94	11.09
2.501 - 2.750	769	167,453,513.54	34.69
2.751 - 3.000	684	141,367,945.76	29.29
3.001 - 3.250	308	62,031,013.79	12.85
3.251 - 3.500	145	26,026,408.99	5.39
3.501 - 3.750	41	8,407,809.33	1.74
3.751 - 4.000	26	5,454,907.71	1.13
4.001 - 4.125	9	1,811,421.46	0.38
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
7.700 - 7.750	1	242,800.00	0.05
8.751 - 9.000	5	1,070,598.54	0.22
9.751 - 10.000	2,149	447,155,445.75	92.65
10.001 - 10.250	12	3,099,175.64	0.64
10.251 - 10.500	3	829,931.50	0.17
10.501 - 10.750	1	128,838.03	0.03
10.751 - 11.000	1	120,828.98	0.03
11.001 - 11.250	15	4,025,556.23	0.83
11.751 - 12.000	4	897,083.56	0.19
12.001 - 12.250	4	1,260,104.20	0.26
12.251 - 12.500	80	20,144,397.77	4.17
12.751 - 13.000	5	983,800.68	0.20
13.501 - 13.750	1	194,439.60	0.04
19.751 - 19.900	15	2,494,058.36	0.52
Total	2,296	482,647,058.84	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
7.52 - 10.00	1	48,850.00	0.01
10.01 - 15.00	2	69,875.13	0.01
15.01 - 20.00	1	85,000.00	0.02
20.01 - 25.00	8	1,109,487.08	0.23
25.01 - 30.00	7	1,235,951.78	0.26
30.01 - 35.00	21	3,399,618.16	0.70
35.01 - 40.00	25	4,374,717.51	0.91
40.01 - 45.00	33	6,695,243.93	1.39
45.01 - 50.00	42	8,346,295.16	1.73
50.01 - 55.00	69	14,654,408.29	3.04
55.01 - 60.00	84	17,293,938.40	3.58
60.01 - 65.00	157	30,848,983.57	6.39
65.01 - 70.00	263	56,317,170.29	11.67
70.01 - 75.00	370	82,866,527.33	17.17
75.01 - 80.00	1,031	219,668,226.50	45.51
80.01 - 85.00	19	3,519,117.95	0.73
85.01 - 90.00	69	13,989,666.10	2.90
90.01 - 95.00	94	18,123,981.66	3.76
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
110.00	223	54,502,196.26	11.29
115.00	2,073	428,144,862.58	88.71
Total	2,296	482,647,058.84	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
600 - 600	1	291,323.84	0.06
601 - 625	42	8,186,988.08	1.70
626 - 650	221	45,782,636.78	9.49
651 - 675	374	77,030,070.19	15.96
676 - 700	450	96,873,491.65	20.07
701 - 725	375	80,103,821.17	16.60
726 - 750	348	72,010,107.43	14.92
751 - 775	294	62,768,654.22	13.01
776 - 800	162	34,083,570.29	7.06
801 - 825	28	5,370,795.19	1.11
826 - 842	1	145,600.00	0.03
Total	2,296	482,647,058.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
N/A	1,177	251,841,424.03	52.18
3	1	130,539.95	0.03
12	67	16,468,084.18	3.41
36	1,051	214,207,010.68	44.38
Total	2,296	482,647,058.84	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
California	886	219,813,842.74	45.54
Florida	310	55,141,049.48	11.42
Nevada	133	27,620,776.41	5.72
Colorado	131	24,701,882.60	5.12
Washington	74	14,791,884.28	3.06
New Jersey	53	11,881,827.47	2.46
Arizona	61	9,826,315.15	2.04
Oregon	41	8,036,431.82	1.67
Massachusetts	33	8,009,353.90	1.66
Illinois	38	7,624,474.66	1.58
Utah	40	7,508,635.36	1.56
Virginia	32	7,398,522.89	1.53
Pennsylvania	38	6,309,411.49	1.31
Minnesota	37	6,138,022.45	1.27
Connecticut	30	5,715,240.95	1.18
Maryland	28	5,650,160.82	1.17
Michigan	28	4,634,257.99	0.96
New York	20	4,567,121.97	0.95
Tennessee	31	4,428,328.80	0.92
Texas	34	4,364,286.07	0.90
Georgia	23	4,325,252.70	0.90
Ohio	27	4,219,754.01	0.87
South Carolina	22	3,965,362.09	0.82
Hawaii	13	3,760,346.38	0.78
Wisconsin	17	2,862,399.95	0.59
Indiana	19	2,858,373.08	0.59
Rhode Island	11	2,440,265.21	0.51
North Carolina	11	2,285,404.39	0.47
Kentucky	16	2,207,754.09	0.46
New Hampshire	9	1,622,966.39	0.34
Missouri	9	1,355,162.50	0.28
Idaho	10	1,343,122.50	0.28
Louisiana	6	1,147,574.54	0.24
Alabama	4	708,402.77	0.15
Arkansas	2	550,625.90	0.11
New Mexico	3	547,200.00	0.11
Oklahoma	3	511,250.00	0.11
Kansas	3	497,750.00	0.10
Delaware	2	319,200.00	0.07
Nebraska	3	253,678.67	0.05
District of Columbia	1	201,000.00	0.04
Montana	1	195,000.00	0.04
West Virginia	2	171,704.96	0.04
Vermont	1	135,681.41	0.03
Total	2,296	482,647,058.84	100.00

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$762,793,988
Number Of Loans:	1,333

			Minimum		Maximum
Average Current Balance:	$572,238.55		$82,000		$5,987,837
Average Original Balance:	$572,950.38		$82,000		$6,000,000

Weighted Average Current Mortgage Rate:	2.397%		1.000%		5.375%
Weighted Average Lpmi Fee:	0.006%		0.000%		0.970%
Weighted Average Gross Margin:	2.769%		1.550%		4.050%
Weighted Average Maximum Mortgage Rate:	10.002%		8.950%		12.900%

Weighted Average Original Ltv Ratio:	72.21%		17.91%		95.00%

Weighted Average Negative Amortization Limit:	114.76%		110.00%		125.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%
Weighted Average Recast Frequency:	60		60		60

Weighted Average Credit Score:	708		596		817

Weighted Average Original Term:	360	months	360	months	480	months
Weighted Average Remaining Term:	358	months	349	months	475	months

Weighted Average Months To Roll:	1	months	1	months	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Dec 01, 2003		Nov 01, 2004
Maturity Date:			Nov 01, 2033		May 01, 2044

Top State Concentrations ($):	72.12 % California, 7.95 % Florida, 2.66 % Colorado

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	The Cutoff Date	The Cutoff Date
MTA	1,327	759,588,488.13	99.58
COST OF FUNDS	6	3,205,500.00	0.42
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	The Cutoff Date	The Cutoff Date
82,000 - 100,000	2	180,400.00	0.02
100,001 - 150,000	9	1,126,246.00	0.15
150,001 - 200,000	2	320,300.00	0.04
200,001 - 250,000	9	1,937,150.00	0.25
250,001 - 300,000	6	1,675,500.00	0.22
300,001 - 350,000	109	37,264,230.25	4.89
350,001 - 400,000	263	98,687,573.05	12.94
400,001 - 450,000	199	85,209,165.32	11.17
450,001 - 500,000	129	61,403,792.12	8.05
500,001 - 550,000	107	56,271,046.12	7.38
550,001 - 600,000	113	65,260,126.46	8.56
600,001 - 650,000	109	69,525,403.76	9.11
650,001 - 700,000	50	33,948,660.75	4.45
700,001 - 750,000	38	27,730,413.49	3.64
750,001 - 800,000	26	20,248,625.83	2.65
800,001 - 850,000	22	18,200,645.72	2.39
850,001 - 900,000	16	14,185,638.99	1.86
900,001 - 950,000	15	13,847,058.99	1.82
950,001 - 1,000,000	47	46,564,412.94	6.10
1,000,001 - 1,050,000	5	5,145,981.72	0.67
1,050,001 - 1,100,000	2	2,200,000.00	0.29
1,100,001 - 1,150,000	1	1,105,000.00	0.14
1,150,001 - 1,200,000	9	10,706,113.18	1.40
1,200,001 - 1,250,000	4	4,881,705.85	0.64
1,250,001 - 1,300,000	6	7,668,850.70	1.01
1,300,001 - 1,350,000	3	3,985,975.05	0.52
1,350,001 - 1,400,000	1	1,376,560.69	0.18
1,400,001 - 1,450,000	1	1,427,011.56	0.19
1,450,001 - 1,500,000	6	8,951,651.58	1.17
> 1,500,000	24	61,758,748.01	8.10
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE ($):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.000 - 1.000	4	2,601,000.00	0.34
1.001 - 1.250	704	380,150,230.92	49.84
1.251 - 1.500	2	1,754,200.00	0.23
1.501 - 1.750	145	71,410,515.01	9.36
1.751 - 2.000	1	751,000.00	0.10
2.001 - 2.250	28	21,819,519.70	2.86
2.501 - 2.750	6	3,668,033.23	0.48
2.751 - 3.000	7	2,852,100.22	0.37
3.001 - 3.250	3	3,183,983.17	0.42
3.251 - 3.500	5	2,137,010.94	0.28
3.501 - 3.750	19	11,100,515.26	1.46
3.751 - 4.000	128	76,918,060.83	10.08
4.001 - 4.250	166	98,687,242.26	12.94
4.251 - 4.500	74	51,406,166.80	6.74
4.501 - 4.750	34	25,448,995.69	3.34
4.751 - 5.000	6	8,501,598.99	1.11
5.251 - 5.375	1	403,815.11	0.05
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
360	1,330	761,461,796.01	99.83
480	3	1,332,192.12	0.17
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
349	1	359,102.72	0.05
352	1	450,312.10	0.06
353	6	3,696,839.57	0.48
354	32	18,867,975.96	2.47
355	39	20,194,909.56	2.65
356	62	38,991,111.83	5.11
357	124	92,107,641.28	12.08
358	211	127,082,253.52	16.66
359	713	387,425,681.47	50.79
360	141	72,285,968.00	9.48
475	3	1,332,192.12	0.17
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Single Family	861	490,775,739.30	64.34
PUD	279	168,853,358.45	22.14
Condominium	144	73,532,205.84	9.64
Two-Four Family	49	29,632,684.54	3.88
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Purchase	657	384,990,076.07	50.47
Cash Out Refinance	453	249,785,855.78	32.75
Rate/Term Refinance	223	128,018,056.28	16.78
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Primary	1,183	687,483,993.09	90.13
Investor	102	45,496,865.32	5.96
Second Home	48	29,813,129.72	3.91
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Reduced Documentation	834	493,110,989.53	64.65
Full Documentation	275	160,279,742.74	21.01
Alternative Documentation	101	45,853,411.32	6.01
No Income Verification	74	38,120,352.03	5.00
Stated Documentation	45	22,875,318.61	3.00
Limited Documentation	3	2,091,907.91	0.27
No Documentation	1	462,265.99	0.06
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	The Cutoff Date	The Cutoff Date
No Silent Seconds	1,088	613,920,847.34	80.48
Silent Second	245	148,873,140.79	19.52
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.550 - 1.750	9	4,684,034.98	0.61
1.751 - 2.000	5	4,995,897.33	0.65
2.001 - 2.250	25	15,081,122.90	1.98
2.251 - 2.500	123	69,155,435.56	9.07
2.501 - 2.750	615	349,376,188.95	45.80
2.751 - 3.000	326	176,688,417.03	23.16
3.001 - 3.250	165	108,018,364.71	14.16
3.251 - 3.500	39	22,454,325.26	2.94
3.501 - 3.750	21	10,393,036.30	1.36
3.751 - 4.000	2	794,815.11	0.10
4.001 - 4.050	3	1,152,350.00	0.15
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
8.950 - 9.000	12	5,716,564.43	0.75
9.251 - 9.500	2	718,126.70	0.09
9.751 - 10.000	1,267	726,393,064.67	95.23
10.001 - 10.250	13	9,173,947.32	1.20
10.251 - 10.500	1	359,102.72	0.05
10.501 - 10.750	1	431,091.59	0.06
11.001 - 11.250	11	5,891,722.04	0.77
12.251 - 12.500	25	13,616,368.44	1.79
12.751 - 12.900	1	494,000.22	0.06
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
17.91 - 20.00	1	982,917.61	0.13
20.01 - 25.00	1	675,000.00	0.09
25.01 - 30.00	1	570,000.00	0.07
30.01 - 35.00	3	2,197,992.26	0.29
35.01 - 40.00	3	2,994,262.64	0.39
40.01 - 45.00	6	6,326,624.06	0.83
45.01 - 50.00	27	22,130,489.54	2.90
50.01 - 55.00	38	29,877,116.94	3.92
55.01 - 60.00	47	40,718,884.86	5.34
60.01 - 65.00	79	64,198,623.37	8.42
65.01 - 70.00	143	86,284,610.44	11.31
70.01 - 75.00	285	164,755,319.19	21.60
75.01 - 80.00	656	323,474,789.00	42.41
80.01 - 85.00	8	3,142,503.62	0.41
85.01 - 90.00	25	11,183,069.52	1.47
90.01 - 95.00	10	3,281,785.08	0.43
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	The Cutoff Date	The Cutoff Date
110.00	147	76,405,151.94	10.02
115.00	1,150	666,456,908.37	87.37
125.00	36	19,931,927.82	2.61
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
596 - 600	1	416,000.00	0.05
601 - 625	26	12,177,108.81	1.60
626 - 650	120	63,047,010.41	8.27
651 - 675	211	112,003,089.09	14.68
676 - 700	296	175,926,472.80	23.06
701 - 725	249	144,122,315.71	18.89
726 - 750	164	96,569,334.15	12.66
751 - 775	171	103,365,041.97	13.55
776 - 800	87	50,547,476.14	6.63
801 - 817	8	4,620,139.05	0.61
Total	1,333	762,793,988.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
N/A	944	563,996,619.06	73.94
3	1	533,868.95	0.07
12	94	52,211,955.93	6.84
36	231	122,653,535.04	16.08
60	63	23,398,009.15	3.07
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
California	967	550,123,020.36	72.12
Florida	97	60,667,935.78	7.95
Colorado	37	20,294,524.74	2.66
Nevada	26	14,790,229.75	1.94
New Jersey	27	14,653,542.40	1.92
Washington	26	12,861,757.59	1.69
Illinois	22	12,517,170.00	1.64
New York	13	9,048,680.50	1.19
Maryland	12	7,645,446.69	1.00
Massachusetts	12	7,097,930.65	0.93
Virginia	11	5,346,555.78	0.70
Hawaii	7	5,242,090.04	0.69
Tennessee	5	4,626,000.89	0.61
Idaho	9	4,558,525.66	0.60
North Carolina	4	4,232,250.00	0.55
Arizona	8	3,804,221.56	0.50
Connecticut	8	3,688,390.31	0.48
Minnesota	7	3,517,780.77	0.46
Oregon	7	2,925,893.27	0.38
Michigan	5	2,740,253.16	0.36
Utah	3	2,416,000.00	0.32
Georgia	3	1,611,614.89	0.21
Missouri	3	1,556,720.00	0.20
New Mexico	2	1,220,200.00	0.16
Delaware	1	997,702.33	0.13
Pennsylvania	3	962,750.00	0.13
Texas	2	905,700.00	0.12
District of Columbia	1	770,000.00	0.10
Wyoming	1	516,000.00	0.07
Montana	1	421,571.54	0.06
Rhode Island	1	379,129.47	0.05
Indiana	1	376,000.00	0.05
Kentucky	1	278,400.00	0.04
Total	1,333	762,793,988.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$176,753,605
Number Of Loans:	312

			Minimum		Maximum
Average Current Balance:	$566,518		$96,000		$2,013,356
Average Original Balance:	$566,392		$96,000		$2,000,000

Weighted Average Current Mortgage Rate:	2.564%		1.250%		5.500%
Weighted Average Lpmi Fee:	0.005%		0.000%		0.810%
Weighted Average Gross Margin:	2.485%		1.400%		3.625%
Weighted Average Maximum Mortgage Rate:	10.697%		9.750%		19.900%

Weighted Average Original Ltv Ratio:	72.70%		8.00%		94.99%

Weighted Average Negative Amortization Limit:	113.88%		110.00%		115.00%
Weighted Average Payment Cap:	7.50%		7.50%		7.50%
Weighted Average Recast Frequency:	60		60		60

Weighted Average Credit Score:	709		622		810

Weighted Average Original Term:	360	months	360	months	360	months
Weighted Average Remaining Term:	358	months	355	months	359	months

Weighted Average Months To Roll:	1	months	1	months	2	months
Weighted Average Rate Adjustment Frequency:	1	months	1	months	1	months

First Payment Date:			Jun 01, 2004		Oct 01, 2004
Maturity Date:			May 01, 2034		Sep 01, 2034

Top State Concentrations ($):	69.18 % California, 5.91 % Florida, 3.18 % New Jersey

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	The Cutoff Date	The Cutoff Date
LIBOR	312	176,753,604.88	100.00
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	The Cutoff Date	The Cutoff Date
96,000 - 100,000	1	96,000.00	0.05
100,001 - 150,000	2	248,516.15	0.14
150,001 - 200,000	3	518,400.00	0.29
200,001 - 250,000	4	921,845.29	0.52
250,001 - 300,000	2	540,000.00	0.31
300,001 - 350,000	24	8,213,665.64	4.65
350,001 - 400,000	55	20,823,201.07	11.78
400,001 - 450,000	39	16,540,026.81	9.36
450,001 - 500,000	30	14,450,611.57	8.18
500,001 - 550,000	32	16,876,341.82	9.55
550,001 - 600,000	21	12,109,452.81	6.85
600,001 - 650,000	25	15,749,906.61	8.91
650,001 - 700,000	11	7,399,349.33	4.19
700,001 - 750,000	15	10,979,629.85	6.21
750,001 - 800,000	9	7,052,548.55	3.99
800,001 - 850,000	10	8,154,756.77	4.61
850,001 - 900,000	5	4,425,794.27	2.50
900,001 - 950,000	5	4,605,566.67	2.61
950,001 - 1,000,000	3	2,974,791.47	1.68
1,000,001 - 1,050,000	1	1,001,742.50	0.57
1,050,001 - 1,100,000	1	1,087,500.00	0.62
1,100,001 - 1,150,000	3	3,349,866.75	1.90
1,150,001 - 1,200,000	1	1,200,000.00	0.68
1,450,001 - 1,500,000	3	4,496,563.72	2.54
> 1,500,000	7	12,937,527.23	7.32
Total	312	176,753,604.88	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.250 - 1.250	103	57,700,762.68	32.64
1.251 - 1.500	1	1,113,750.00	0.63
1.501 - 1.750	66	33,208,456.78	18.79
2.001 - 2.250	13	7,596,044.44	4.30
2.501 - 2.750	1	1,760,000.00	1.00
3.001 - 3.250	2	3,002,286.61	1.70
3.251 - 3.500	5	2,156,014.24	1.22
3.501 - 3.750	18	12,357,868.02	6.99
3.751 - 4.000	61	37,166,362.31	21.03
4.001 - 4.250	17	7,885,337.94	4.46
4.251 - 4.500	13	6,915,439.56	3.91
4.501 - 4.750	5	2,149,101.34	1.22
4.751 - 5.000	4	2,501,604.09	1.42
5.001 - 5.250	2	905,978.56	0.51
5.251 - 5.500	1	334,598.31	0.19
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
360	312	176,753,604.88	100.00
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	The Cutoff Date	The Cutoff Date
355	7	3,837,786.75	2.17
356	13	6,246,147.92	3.53
357	31	19,217,554.20	10.87
358	108	61,504,768.01	34.80
359	153	85,947,348.00	48.63
Total	312	176,753,604.88	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Single Family	204	118,053,467.30	66.79
PUD	70	41,479,229.58	23.47
Condominium	27	11,149,971.28	6.31
Two-Four Family	11	6,070,936.72	3.43
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Purchase	170	99,172,035.74	56.11
Cash Out Refinance	97	54,783,342.47	30.99
Rate/Term Refinance	45	22,798,226.67	12.90
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Primary	257	147,848,752.71	83.65
Investor	42	19,303,884.95	10.92
Second Home	13	9,600,967.22	5.43
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	The Cutoff Date	The Cutoff Date
Reduced Documentation	171	101,072,813.90	57.18
Full Documentation	61	34,084,914.96	19.28
No Income Verification	56	29,031,619.68	16.42
Alternative Documentation	20	10,309,301.01	5.83
Stated Documentation	3	1,865,581.16	1.06
Other	1	389,374.17	0.22
Total	312	176,753,604.88	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	The Cutoff Date	The Cutoff Date
No Silent Seconds	200	115,208,410.83	65.18
Silent Second	112	61,545,194.05	34.82
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
1.400 - 1.500	1	670,754.00	0.38
1.501 - 1.750	1	2,005,208.33	1.13
1.751 - 2.000	9	4,809,031.44	2.72
2.001 - 2.250	33	17,506,811.28	9.90
2.251 - 2.500	140	88,241,775.03	49.92
2.501 - 2.750	72	36,546,191.39	20.68
2.751 - 3.000	37	17,774,548.32	10.06
3.001 - 3.250	12	5,960,690.57	3.37
3.251 - 3.500	5	2,188,594.52	1.24
3.501 - 3.625	2	1,050,000.00	0.59
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
9.750 - 9.750	1	638,054.06	0.36
9.751 - 10.000	235	136,538,149.17	77.25
10.251 - 10.500	1	380,000.00	0.21
11.751 - 12.000	1	742,500.00	0.42
12.251 - 12.500	64	33,617,748.50	19.02
12.751 - 13.000	1	472,818.37	0.27
19.751 - 19.900	9	4,364,334.78	2.47
Total	312	176,753,604.88	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
8.00 - 10.00	1	440,000.00	0.25
30.01 - 35.00	1	1,103,666.67	0.62
35.01 - 40.00	1	117,916.15	0.07
40.01 - 45.00	2	1,080,000.00	0.61
45.01 - 50.00	3	1,424,728.76	0.81
50.01 - 55.00	8	7,392,099.06	4.18
55.01 - 60.00	12	9,546,327.83	5.40
60.01 - 65.00	21	16,263,244.06	9.20
65.01 - 70.00	37	21,474,936.61	12.15
70.01 - 75.00	76	43,046,925.59	24.35
75.01 - 80.00	141	71,142,474.91	40.25
80.01 - 85.00	3	1,319,136.86	0.75
85.01 - 90.00	4	1,733,750.07	0.98
90.01 - 94.99	2	668,398.31	0.38
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT (%):	Mortgage Loans	The Cutoff Date	The Cutoff Date
110.00	75	39,453,558.28	22.32
115.00	237	137,300,046.60	77.68
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
622 - 625	2	726,000.00	0.41
626 - 650	25	12,346,072.63	6.98
651 - 675	44	24,224,980.49	13.71
676 - 700	70	40,288,501.39	22.79
701 - 725	63	37,390,225.48	21.15
726 - 750	50	30,348,200.38	17.17
751 - 775	35	20,505,839.63	11.60
776 - 800	19	9,465,125.28	5.35
801 - 810	4	1,458,659.60	0.83
Total	312	176,753,604.88	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	The Cutoff Date	The Cutoff Date
N/A	218	130,947,569.84	74.08
12	14	7,040,958.31	3.98
36	47	24,697,929.97	13.97
60	33	14,067,146.76	7.96
Total	312	176,753,604.88	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	The Cutoff Date	The Cutoff Date
California	208	122,279,652.65	69.18
Florida	23	10,447,651.54	5.91
New Jersey	10	5,613,925.24	3.18
Nevada	10	4,999,777.25	2.83
Colorado	9	4,107,662.50	2.32
Virginia	5	3,768,100.00	2.13
Arizona	8	3,521,107.36	1.99
Washington	6	3,455,860.75	1.96
Pennsylvania	5	2,596,910.38	1.47
Hawaii	3	2,357,000.00	1.33
Massachusetts	3	1,654,868.42	0.94
Maryland	3	1,589,653.34	0.90
New York	2	1,471,475.00	0.83
Texas	3	1,292,054.06	0.73
Connecticut	1	1,200,000.00	0.68
Indiana	2	1,187,416.34	0.67
Illinois	2	1,121,400.00	0.63
South Carolina	2	1,022,025.00	0.58
Alabama	2	821,270.91	0.46
Georgia	1	520,169.00	0.29
Idaho	1	519,063.28	0.29
Michigan	1	449,493.33	0.25
North Carolina	1	383,944.78	0.22
Minnesota	1	373,123.75	0.21
Total	312	176,753,604.88	100.00